UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2010

Date of reporting period:  May 31, 2010

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2010

Investment Adviser

Smead Capital Management, Inc.
1420 Fifth Avenue
Suite 2625
Seattle, Washington 98101

Phone: 877-807-4122

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	12

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	19

ADDITIONAL INFORMATION	25

Dear Shareholders:

In over thirty years of being in the investment business, we have seen a phenomena repeated in the 2nd quarter of 2010 that we have seen many times in the past. A popular investment sector or asset class has continued to perform relatively well despite offering poor odds of long-term success. At the same time, a sector or asset class which has offered attractive valuation and higher odds of success adds another dismal quarter to a multi-year period of purgatory. This time it is the small to mid-capitalization stocks which have had a ten-year run of success relative to their large cap brethren. The Smead Value Fund is dominated by what we believe are outstanding large-cap companies which fit our eight criteria.

Instead of bucking the sharp correction in stocks in the past six months, the companies in our portfolio fell more than the S&P 500 and Russell 1000 Value Indexes. Many of our favorite holdings like eBay, Inc., Nordstrom, Inc., and Walgreen Co. declined significantly during the quarter. There was plenty of liquidation on the part of investors overall which kept our other holdings from making up any of the difference. This happened despite our portfolio being more attractively priced relative to the market based on price-to-earnings, historical earnings growth, free cash flow, return on equity and a variety of other measures. It is also despite predominantly shareholder friendly actions being taken by the managements of our companies and most of them making wise asset allocation decisions with free cash flows. Take heart though, because we have seen this before (although there is no guarantee that history or past performance will repeat itself). At the beginning of the year 2000, it was obvious that the technology stocks were ridiculously overpriced and non-tech shares were undervalued. By the 10th of March in 2000, the tech dominated S&P 500 Index was up 5% and the Russell 1000 Value was down 9.34%. Value managers started the year with the odds stacked heavily in their favor and were getting beat by the index by 15%!

Thank God that time was the ally of the patient investor during that period. The tech stocks did hit the wall on March 10th of 2000 and lost 80% of their value in the next two years and seven months (as measured by the tech heavy NASDAQ Index through 10/04/2002). We believe that markets always revert to the mean even though they can defy the odds for an extended period of time (to the short-run satisfaction of momentum investors).  Below we provide you with the history of how we got to this point and why we believe the next three to five years and normal mean reversion could potentially stack the odds in our favor.

What are the Odds?

A number of years ago we wrote a piece about two very similar State of the Union speeches. Calvin Coolidge gave his last State of the Union address in December of 1928 and President William Clinton gave his last one in early 2000. Here are the opening statements of these speeches:

“No Congress of the United States ever assembled, on surveying the state of the Union, has met with a more pleasing prospect than that which appears at the present time.” Coolidge, December 1928

“We are fortunate to be alive at this moment in history. Never before has our nation enjoyed, at once, so much prosperity and social progress with so little internal crisis and so few external threats.” Clinton, January 2000

Our country was at peace, had enjoyed an amazing run of prosperity, sat on booming stock markets and the US government had its financial house in order in both cases.

These speeches represented inflection points of legendary magnitude. These were the worst two times to invest in common stocks in the last 100 years. What were the odds of that happening?

At Smead Capital Management (SCM), we see a great deal of consternation in the marketplace about the opposite circumstances we see today. The US government and many individual states are running huge budget deficits. We are fighting a worldwide war on terrorism and a number of hotspots are flaring up all over the world. The economy has suffered the deepest recession on record since 1981-82 and the biggest financial panic since the 1930’s. Lastly, the S&P 500 Index is well below where it was at the time of President Clinton’s speech after more than ten years. (Measured from 1/28/2000 at 1360.16 to 1/28/2010 at 1084.53.) Which decade had worse stock market performance than the one we just finished? You guessed it, the one following Coolidge’s speech in 1928.

What are the odds that this is a good time to invest in the US stock market for the next ten years? At SCM, we think high! Tough times impose a discipline on consumers, financial institutions, governments, companies and politicians which have the potential to lay the groundwork for years of future success. It is exactly the opposite of the sloppy, unethical and undisciplined participants who dominated the markets after years of prosperity and booming stock prices.

Most market commentators were talking about stocks rising to the sky and the elimination of business cycles in the late 1920’s and the late 1990’s. Today, all we hear about is how much hell we have to pay for the sins of the past ten years. Some call it the “New Normal”. Any number of respected market pundits will tell you how low we have to go to make things right in stocks.  We strongly disagree and count ourselves as realistic optimists.

Price-to-earning (PE) ratios told you quite a bit about what was coming for the stock market in 1929 and 1999. In 1929, the Dow Jones Industrial Average (DJIA) peaked at around 28 PE. This means that the after-tax profit of the businesses were equal to less than 4% of the company’s combined stock market capitalization. High quality bonds were offering around 5% at the time. It was a poor risk reward ratio begging for uninterrupted growth in the economy and in corporate earnings.

The same thing could be said in 1999. The DJIA peaked at around 27 PE with high quality bonds somewhere around 7%. Each one of these instances saw investors rabidly excited about new technology. In 1929 it was automobiles, airplanes and uses of electricity. In 1999 it was the internet and how it was going to change our lives. The 1999 episode was especially damaging because it caused investors to congregate in the 50 largest tech stocks. Most of those were specifically a US stock market phenomena. The tech stocks were most likely to be owned by large cap growth money managers and in large-cap growth mutual funds. Therefore, large cap growth funds got drowned in billions of dollars of new money. In an effort to reduce portfolio risk, these managers used the money to diversify away from tech into consumer staple and pharmaceutical company shares. Unfortunately, this drove PE multiples to 30 to 50 on those sector share prices dooming them to a decade of dismal stock price performance.

Today the DJIA trades at a trailing PE multiple of 14.5 and 13 times the consensus estimate for 2010. This means that 7 to 8% of the share prices are expected to be made in after-tax profits this year. Five year AA-rated Corporate Bonds yield 2.8% and ten-year Treasury bonds yield around 3.15%. When the gap between lower risk bonds has tilted away from stocks, beware. When stocks offer significant upside potential to bonds, we at SCM are very comfortable owning stocks which meet our eight criteria.

Based on PE ratios, we think that the story for our portfolio may be even more compelling than the overall stock market. In the process we are potentially given better odds. Our companies have been trading at a dollar-weighted average PE of 13.2x on a trailing basis and 12.1x on a 2010 consensus estimate basis. We think that’s a commandingly attractive position in relation to earning interest in high quality bonds. Our story appears even stronger on a market relative basis when you consider our companies strong balance sheets, high average returns on equity, history of ten-year revenue and profit growth, historical earnings stability and high free cash flow generation.

Here is the great irony of where we are today and how the odds stack up. Our portfolio is dominated by companies which were in favor in 1999. These companies traded at those 30-50 PE multiples and based on our strategy, you pay us to stay away from that kind of popularity. The list includes Microsoft Corp., eBay, Inc., Merck & Co., Inc., Bristol-Myers Squibb Co., Johnson & Johnson, Abbott Laboratories, Wal-Mart Stores, Inc. and Walt Disney Co. among many others. These companies were “priced for perfection” back in 1999 and in most cases trade for a lower PE ratio today than the average stock in the DJIA or S&P 500 Index. The most ironic part of all is that they have been beaten down lately by heavy mutual fund liquidation as investors flee large cap money managers and the large cap mutual funds that own these stocks. It seems like the last major punishment for all the misguided affection of the late 1990’s. Major sector bottoms come when there is no one else to sell. At SCM, we believe that investors with a three to five-year outlook who are invested in large cap stocks have the odds stacked more heavily in their favor. Thank you for your ongoing confidence and patience as we wait to see if these odds play out.

Warm Regards,

William Smead	Tony Scherrer, CFA
Portfolio Manager	Co-Portfolio Manager

The information provided herein represents the opinion of Smead Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund.  Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

Must be preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.  The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. You cannot invest directly in an index.

The Price to Earnings (P/E) Ratio is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share. Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.  Earnings Growth is the measure of growth of a company’s net income over a specific period, often one year. Return on Equity (ROE)  is a measure of a corporation’s profitability. Represents average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio.

P/E and Earnings Growth Rates are not a forecast of the funds future performance.

The Smead Value Fund is distributed by Quasar Distributors, LLC.

SMEAD VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, distribution fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/09 - 5/31/10) for the Investor class and (12/19/09 - 5/31/10) for the Institutional class.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND
Expense Example (Continued)
(Unaudited)

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	December 1, 2009 -
	December 1, 2009	May 31, 2010	May 31, 2010*
Actual	$1,000.00	$1,005.10	$7.00
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.95	$7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	December 21, 2009 -
	December 19, 2009	May 31, 2010	May 31, 2010*
Actual	$1,000.00	$ 990.40	$5.08
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.09	$5.15

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 162/365 to reflect the period from December 21, 2009 through May 31, 2010.

SMEAD VALUE FUND
Investment Highlights
(Unaudited)

The Fund will seek long-term capital appreciation through concentrated positions, therefore the Fund will maintain approximately 25-30 companies in its portfolio.  The Fund will invest in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown
% of Investments

Continued

SMEAD VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of May 31, 2010

		Since Inception
	One Year	(1/2/2008)
Investor Class Shares	23.63%	(11.81)%
S&P 500 Index	20.99%	(9.02)%
Russell 1000 Value Index	22.98%	(10.25)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Continued

SMEAD VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of May 31, 2010

Since Inception
(12/18/2009)
Institutional Class Shares	(0.96)%
S&P 500 Index	(0.30)%
Russell 1000 Value Index	1.43%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

SMEAD VALUE FUND

Schedule of Investments

May 31, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS 98.50%

Banks 3.73%
Wells Fargo & Co.	42,717	$1,225,551

Capital Goods 3.29%
PACCAR, Inc.	26,398	1,082,318

Consumer Services 8.11%
McDonald’s Corp.	11,871	793,814
Starbucks Corp.	72,228	1,869,983
		2,663,797
Diversified Financials 13.21%
Bank of New York Mellon Corp.	41,146	1,119,171
Franklin Resources, Inc.	14,780	1,449,770
Goldman Sachs Group, Inc.	6,199	894,268
Legg Mason, Inc.	29,512	877,097
		4,340,306
Energy 1.18%
Chevron Corp.	5,248	387,670

Food & Staples Retailing 6.12%
Walgreen Co.	26,570	851,303
Wal-Mart Stores, Inc.	22,965	1,161,110
		2,012,413
Insurance 5.85%
Aflac, Inc.	13,603	602,613
Berkshire Hathaway, Inc. (a)	18,710	1,319,990
		1,922,603
Media 9.73%
Comcast Corp.	60,178	1,036,265
Gannett Co., Inc.	43,295	672,805
Walt Disney Co.	44,541	1,488,560
		3,197,630
Pharmaceuticals, Biotechnology & Life Sciences 22.94%
Abbott Laboratories	21,427	1,019,068
Amgen, Inc. (a)	24,045	1,245,050
Bristol-Myers Squibb Co.	43,389	1,007,059
Johnson & Johnson	16,568	965,914
Merck & Co., Inc.	40,336	1,358,920
Mylan, Inc. (a)	53,336	1,036,852
Pfizer, Inc.	59,485	905,956
		7,538,819

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

May 31, 2010 (Unaudited)

	Shares	Value
Retailing 11.89%
Cabela’s, Inc. (a)	67,941	$1,169,265
Home Depot, Inc.	39,432	1,335,167
Nordstrom, Inc.	35,321	1,402,244
		3,906,676
Software & Services 12.45%
Accenture PLC	28,515	1,069,883
eBay, Inc. (a)	78,318	1,676,788
Microsoft Corp.	52,058	1,343,096
		4,089,767
TOTAL COMMON STOCKS (Cost $28,400,166)		32,367,550

	Principal
	Amount
SHORT-TERM INVESTMENTS 0.64%
Dreyfus Cash Management Fund, 0.109% (b)	$209,781	209,781
TOTAL SHORT-TERM INVESTMENTS (Cost $209,780)		209,781
TOTAL INVESTMENTS (Cost $28,609,947) 99.14%		32,577,331
Other Assets in Excess of Liabilities 0.86%		282,503
TOTAL NET ASSETS 100.00%		$32,859,834

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2010.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

May 31, 2010 (Unaudited)

Assets
Investments, at value (cost $28,609,947)	$32,577,331
Dividends and interest receivable	63,425
Receivable for Fund shares sold	250,930
Other assets	14,940
Total Assets	32,906,626

Liabilities
Payable to affiliates	15,900
Payable for distribution fees	18,612
Payable to Adviser	12,280
Total Liabilities	46,792
Net Assets	$32,859,834

Net Assets Consist Of:
Paid-in capital	$30,885,514
Undistributed net investment income	63,863
Accumulated net realized loss from investments	(2,056,927)
Net unrealized appreciation on investments	3,967,384
Net Assets	$32,859,834

Investor Class Shares
Net assets	28,320,955
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,561,892
Net asset value and redemption price per share	$18.13

Institutional Class Shares
Net assets	4,538,879
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	250,178
Net asset value and redemption price per share	$18.14

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

For the Six Months Ended May 31, 2010 (Unaudited)

Investment Income
Dividend income	$334,740
Interest income	330
Total Investment Income	335,070

Expenses
Advisory fees	116,662
Distribution fees – Investor Class	35,695
Administration fees	22,726
Transfer agent fees and expenses	22,164
Fund accounting fees	17,978
Audit and tax fees	8,328
Legal fees	7,932
Federal and state registration fees	7,288
Chief Compliance Officer fees and expenses	4,186
Reports to shareholders	4,042
Custody fees	3,082
Trustees’ fees and related expenses	1,192
Other expenses	2,308
Total Expenses	253,583
Less waivers and reimbursement by Adviser	(39,006)
Net Expenses	214,577

Net Investment Income	120,493

Realized and Unrealized Loss on Investments
Net realized loss from investments	(21,649)
Change in net unrealized appreciation on investments	(202,719)
Net Realized and Unrealized Loss on Investments	(224,368)
Net Decrease in Net Assets from Operations	$(103,875)

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	May 31, 2010	Year Ended
	(Unaudited)	November 30, 2009

From Operations
Net investment income	$120,493	$112,571
Net realized loss from investments	(21,649)	(1,138,085)
Change in net unrealized
appreciation (depreciation) on investments	(202,719)	6,392,797
Net increase (decrease) in net assets
from operations	(103,875)	5,367,283

From Distributions
Net investment income – Investor class	(143,215)	(68,330)
Net investment income – Institutional class	(8,753)	—
Net decrease in net assets
resulting from distributions paid	(151,968)	(68,330)

From Capital Share Transactions
Proceeds from shares sold – Investor class	2,134,446	18,193,804
Proceeds from shares sold – Institutional class	4,763,729	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Investor class	141,758	68,330
Net asset value of shares issued
to shareholders in payment of
distributions declared – Institutional class	8,753	—
Payments for shares redeemed – Investor class	(1,059,738)	(1,602,852)
Payments for shares redeemed – Institutional class	(1,701)	—
Net increase in net assets
from capital share transactions	5,987,247	16,659,282
Total Increase in Net Assets	5,731,404	21,958,235

Net Assets
Beginning of period	27,128,430	5,170,195
End of period	$32,859,834	$27,128,430

Undistributed Net Investment Income	$63,863	$88,568

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INVESTOR SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended	Year Ended	Period Ended
	May 31, 2010	November 30,	November 30,
	(Unaudited)	2009	2008(1)

Net Asset Value, Beginning of Period	$18.13	$14.07	$25.00

Income (loss) from
investment operations:
Net investment income	0.07	0.10	0.14
Net realized and unrealized
gain (loss) on investments	0.02	4.14	(11.07)
Total from Investment Operations	0.09	4.24	(10.93)

Less distributions paid:
From net investment income	(0.09)	(0.18)	—
Total distributions paid	(0.09)	(0.18)	—
Net Asset Value, End of Period	$18.13	$18.13	$14.07
Total Return(2)(3)	0.51%	30.55%	(43.72)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$28,321	$27,128	$5,170
Ratio of expenses to average net assets:
Before waiver and
expense reimbursement(4)	1.65%	1.91%	3.51%
After waiver and
expense reimbursement(4)	1.40%	1.40%	1.40%
Ratio of net investment
income (loss) to average net assets:
Before waiver and
expense reimbursement(4)	0.52%	0.27%	(1.00)%
After waiver and
expense reimbursement(4)	0.77%	0.78%	1.11%
Portfolio turnover rate(3)	4.60%	14.28%	57.59%

(1)	The Investor share class commenced operations on January 2, 2008.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INSTITUTIONAL SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
May 31, 2010(1)
(Unaudited)
Net Asset Value, Beginning of Period	$18.42

Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized gain (loss) on investments	(0.29)
Total from Investment Operations	(0.17)

Less distributions paid:
From net investment income	(0.11)
Total distributions paid	(0.11)
Net Asset Value, End of Period	$18.14
Total Return(2)(3)	(0.96)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$4,539
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.42%
After waiver and expense reimbursement(4)	1.15%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(4)	0.61%
After waiver and expense reimbursement(4)	0.88%
Portfolio turnover rate(3)	4.60%

(1)	The Institutional share class commenced operations on December 18, 2009.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND
Notes to Financial Statements
May 31, 2010 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Smead Value Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on January 2, 2008. Effective September 29, 2009, the Fund issued a new class of shares, Advisor class shares, and renamed the existing class as Investor class shares. The Advisor share class did not commence operations, and was closed on October 28, 2009. The Investor share class is subject to a 0.25% distribution fee.  Effective December 7, 2009, the Fund issued a new class of shares, Institutional class shares, which commenced operations on December 18, 2009.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$32,367,550	$—	$—	$32,367,550
Total Equity	32,367,550	—	—	32,367,550
Short-Term Investments	209,781	—	—	209,781
Total Investments
in Securities	$32,577,331	$—	$—	$32,577,331

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

GAAP requires enhanced disclosures that enable investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

instruments affect an entity’s results of operations and financial position.  Management has determined that there is no impact on the Fund’s financial statements of these requirements, as the Fund did not hold financial derivative instruments during the year.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include distribution fees, are recorded to the specific class.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2009 was as follows:

Ordinary Income	$68,330
Long-Term Capital Gain	$ —

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$23,172,714
Gross tax unrealized appreciation	4,680,412
Gross tax unrealized depreciation	(725,355)
Net tax unrealized appreciation	$3,955,057
Undistributed ordinary income	88,433
Undistributed long-term capital gain	—
Total distributable earnings	$88,433
Other accumulated losses	(1,813,327)
Total accumulated gains	$2,230,163

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	$(6,770)
Accumulated Net Realized Gain/(Loss)	$ 6,770

At November 30, 2009, the Fund had capital loss carryforwards of $748,657 and $1,064,670 which will expire November 30, 2016 and November 30, 2017, respectively.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 31, 2011, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.40% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the six months ended May 31, 2010, expenses of $39,006 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

	Investor Class	Institutional Class
November 30, 2011	$99,031	$ —
November 30, 2012	$74,054	$ —
November 30, 2013	$35,567	$3,439

(5)	Distribution Plan

On July 28, 2009, the Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of  Investor Class Shares for services to prospective Fund shareholders and distribution of Fund shares.  During the six months ended May 31, 2010, the Fund accrued expenses of $35,695 pursuant to the 12b-1 Plan.  As of May 31, 2010, the Distributor was owed fees of $18,612.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund.  A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

SMEAD VALUE FUND
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Investor Class

	Six Months Ended	Year Ended
	May 31, 2010	November 30, 2009
Shares sold	114,012	1,223,146
Shares issued to holders in
reinvestment of distribution	7,601	5,032
Shares redeemed	(56,077)	(99,229)
Net increase	65,536	1,128,949

Institutional Class

Period Ended
May 31, 2010(1)
Shares sold	249,793
Shares issued to holders in reinvestment of distribution	470
Shares redeemed	(85)
Net increase	250,178

(1)	The Institutional share class commenced operations on December 18, 2009.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended May 31, 2010, were $7,430,082 and $1,382,293, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At May 31, 2010, Charles Schwab & Co., Inc., for the benefit of its customers, held 87.3% and 100.0% of the outstanding shares of the Investor and Institutional share classes, respectively.

SMEAD VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 100% of its ordinary income distribution for the year ended November 30, 2009, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2009, 100% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	23	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette		MUTUALS
Age: 55		2001	University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996–2004).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest	23	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 53		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	23	None.
615 E. Michigan St.		Term; Since	Chief Administrative
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and
Age: 66		2009	Chief Compliance
Officer (“CCO”),
Granite Capital
International Group,
L.P. (an investment
management firm)
(1994–present); Vice
President, Secretary,
Treasurer and CCO
of Granum Series
Trust (an open-end
investment company)
(1997–2007);
President, CAO
and CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	23	Trustee, Buffalo
615 E. Michigan St.	President	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		end investment
Age: 48	Trustee	2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 52	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

SMEAD VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance Officer,
Milwaukee, WI 53202	Officer and	January 23,	U.S. Bancorp Fund
Age: 50	Anti-Money	2009 (CCO);	Services, LLC
	Laundering	Since	(2008–present);
	Officer	January 18,	Attorney, Investment
		2010 (AML	Management, Quarles
		Officer)	& Brady, LLP
(2007–2008);
Student, University
of Pennsylvania
(2004–2007).

Rachel A. Spearo	Secretary	Indefinite	Vice President and
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.	N/A	N/A
Age: 30		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 36		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc.
1420 Fifth Avenue
Suite 2625
Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway
Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   8/6/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   8/6/2010

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   8/6/2010